EXHIBIT 10.4

                              EMPLOYMENT AGREEMENT


         THIS AGREEMENT entered into this 15th day of July, 1996 ("Effective Date"), by and between Clayton County Federal Savings and Loan Association (the "Association") and Mr. Leonard Moreland (the "Employee").

         WHEREAS, the Employee is experienced in all phases of the management and operations of a insured financial institution and is experienced in all phases of the business of the Association; and

         WHEREAS, the parties desire by this writing to set forth the employment relationship of the Association and the Employee.

         NOW, THEREFORE, it is AGREED as follows:

         1. Employment. Upon the Effective Date, the Employee shall be employed in the capacity as the Chief Administrative Officer of the Association reporting directly to the President of the Association. The Employee shall render such administrative and management services to the Association and CCF Holding Company ("Parent") as are customarily performed by persons situated in a similar executive capacity. The Employee shall promote to the extent permitted by law the business of the Association and Parent. The Employee's other duties shall be such as the President or the Board of Directors for the Association (the "Board of Directors" or "Board") may from time to time reasonably direct, including normal duties as an officer of the Association.

         2. Base Compensation. As of the Effective Date, the Association agrees to pay the Employee during the term of this Agreement a salary at the rate of $80,000.00 per annum, payable in cash not less frequently than semi-monthly; provided, that the rate of such base salary and total compensation shall be reviewed by the Board of Directors not less often than annually, and such salary shall be subject to revision from time to time within the sole discretion of the President and the Board upon a determination that the performance of the Employee has met the requirements and standards of the President and the Board, and that such base salary shall be adjusted.

         3. Discretionary Bonus. The Employee shall be entitled to participate in an equitable manner with all other senior management employees of the Association in discretionary bonuses that may be authorized and declared by the Board of Directors to its senior management employees from time to time. No other compensation provided for in this Agreement shall be deemed a substitute for the Employee's right to participate in such discretionary bonuses when and as declared by the Board of Directors.

         4. (a) Participation in Retirement and Medical Plans. The Employee shall be entitled to participate in any plan of the Association relating to pension, profit-sharing, or other retirement benefits and medical coverage or reimbursement plans that the Association may adopt for the benefit of its employees.

         (b) Employee Benefits; Expenses. The Employee shall be eligible to participate in any fringe benefits which may be or may become applicable to the Association's senior management employees. The Association shall reimburse Employee for all reasonable out-of-pocket expenses which Employee shall incur in connection with his service for the Association.

         5. Term. The term of employment of Employee under this Agreement shall be for the period commencing on the Effective Date and ending twenty-four months thereafter. Additionally, not later than on each annual anniversary date from the Effective Date, the term of employment under this Agreement shall be extended for up to an additional one year period beyond the then effective expiration date so that the remaining term of the Agreement shall be for twenty-four months thereafter upon a determination and resolution of the Board of Directors that the performance of the Employee has met the requirements and standards of the Board, and that the term of such Agreement shall be extended.

         6.       Loyalty; Noncompetition.

         (a) The Employee shall devote his full time and attention to the performance of his employment under this Agreement. During the term of Employee's employment under this Agreement, the Employee shall not engage in any business or activity contrary to the business affairs or interests of the Association or Parent.

         (b) Nothing contained in this Section 6 shall be deemed to prevent or limit the right of Employee to invest in the capital stock or other securities of any business dissimilar from that of the Association or Parent, or, solely as a passive or minority investor, in any business.

         7. Standards. The Employee shall perform his duties under this Agreement in accordance with such reasonable standards expected of employees with comparable positions in comparable organizations and as may be established from time to time by the Board of Directors.

         8. Vacation and Sick Leave. At such reasonable times as the President or the Board of Directors shall in its discretion permit, the Employee shall be entitled to absent himself voluntarily from the performance of his employment under this Agreement as follows:

         (a) The Employee shall be entitled to annual vacation leave in accordance with the policies as are periodically established by the Board of Directors for senior management employees of the Association.

         (b) The Employee shall not be entitled to receive any additional compensation from the Association on account of his failure to take vacation leave and Employee shall not be entitled to accumulate unused vacation from one fiscal year to the next, except in either case to the extent authorized by the Board of Directors for senior management employees of the Association.

         (c) In addition, the Employee shall be entitled to an annual sick leave benefit as established by the Board of Directors for senior management employees of the Association.

         9.       Termination and Termination Pay.

         The Employee's employment under this Agreement shall be terminated upon any of the following occurrences:

         (a) The death of the Employee during the term of this Agreement, in which event the Employee's estate shall be entitled to receive the compensation due the Employee through the last day of the calendar month in which Employee's death shall have occurred.

         (b) The Board of Directors may terminate the Employee's employment at any time, but any termination by the Board of Directors other than termination for Just Cause, shall not prejudice the Employee's right to compensation or other benefits under the Agreement. The Employee shall have no right to receive compensation or other benefits for any period after termination for Just Cause. Termination for "Just Cause" shall include termination because of the Employee's personal dishonesty, incompetence, willful misconduct, breach of fiduciary duty involving personal profit, intentional failure to perform stated duties, willful violation of any law, rule or regulation (other than traffic violations or similar offenses) or final cease-and-desist order, or material breach of any provision of the Agreement.

         (c) Except as  provided  pursuant  to  Section 12 herein,  in the event
Employee's employment under this Agreement is terminated by the Board of Directors without Just Cause, the Association shall be obligated to continue to pay the Employee the salary provided pursuant to Section 2 herein in effect as of the date prior to such date of termination of employment for a period of twenty-four months thereafter and the cost of Employee obtaining all health, life, disability, and other benefits which the Employee would be eligible to participate in through such date based upon the benefit levels substantially equal to those being provided Employee at the date of termination of employment.

         (d) If the Employee is removed and/or permanently prohibited from participating in the conduct of the Association's affairs by an order issued under Sections 8(e)(4) or 8(g)(1) of the Federal Deposit Insurance Act ("FDIA") (12 U.S.C. 1818(e)(4) and (g)(1)),
all obligations of the Association under this Agreement shall terminate, as of the effective date of the order, but the vested rights of the parties shall not be affected.

         (e) If the Association is in default (as defined in Section 3(x)(1) of FDIA) all obligations under this Agreement shall terminate as of the date of default, but this paragraph shall not affect any vested rights of the contracting parties.

         (f) All obligations under this Agreement shall be terminated, except to the extent determined that continuation of this Agreement is necessary for the continued operation of the Association: (i) by the Director of the Office of Thrift Supervision ("Director of OTS"), or his or her designee, at the time that the Federal Deposit Insurance Corporation ("FDIC") or the Resolution Trust Corporation enters into an agreement to provide assistance to or on behalf of the Association under the authority contained in Section 13(c) of FDIA; or (ii) by the Director of the OTS, or his or her designee, at the time that the Director of the OTS, or his or her designee approves a supervisory merger to resolve problems related to operation of the Association or when the Association is determined by the Director of the OTS to be in an unsafe or unsound condition. Any rights of the parties that have already vested, however, shall not be affected by such action.

         (g) The voluntary termination by the Employee during the term of this Agreement with the delivery of no less than 60 days written notice to the Board of Directors, other than pursuant to Section 12(b), in which case the Employee shall be entitled to receive only the compensation, vested rights, and all employee benefits up to the date of such termination.

         (h) Notwithstanding anything herein to the contrary, any payments made to the Employee pursuant to the Agreement, or otherwise, shall be subject to and conditioned upon compliance with 12 USC ss.1828(k) and any regulations promulgated thereunder.

         10. Suspension of Employment . If the Employee is suspended and/or temporarily prohibited from participating in the conduct of the Association's affairs by a notice served under Section 8(e)(3) or (g)(1) of the FDIA (12 U.S.C. 1818(e)(3) and (g)(1)), the Association's obligations under the Agreement shall be suspended as of the date of service, unless stayed by appropriate proceedings. If the charges in the notice are dismissed, the Association may in its discretion (i) pay the Employee all or part of the compensation withheld while its contract obligations were suspended and (ii) reinstate any of its obligations which were suspended.

         11. Disability. If the Employee shall become disabled or incapacitated to the extent that he is unable to perform his duties hereunder, by reason of medically determinable physical or mental impairment, as determined by a doctor engaged by the Board of

Directors, Employee shall receive the compensation and benefits provided under the provisions of disability insurance coverage in effect for Association employees. Upon returning to active full-time employment, the Employee's full compensation as set forth in this Agreement shall be reinstated as of the date of commencement of such activities. In the event that the Employee returns to active employment on other than a full-time basis, then his compensation (as set forth in Section 2 of this Agreement) shall be reduced in proportion to the time spent in said employment, or as shall otherwise be agreed to by the parties.

         12.      Change in Control.

         (a) Notwithstanding any provision herein to the contrary, in the event of the involuntary termination of Employee's employment under this Agreement, absent Just Cause, in connection with, or within twelve (12) months after, any change in control of the Association or Parent, Employee shall be paid an amount equal to the product of 2.99 times the Employee's "base amount" as defined in
Section 280G(b)(3) of the Internal Revenue Code of 1986, as amended (the "Code") and regulations promulgated thereunder. Said sum shall be paid, at the option of Employee, either in one (1) lump sum within thirty (30) days of such termination discounted to the present value of such payment using as the discount rate the "prime rate" as published in the Wall Street Journal Eastern Edition as of the date of such payment, or in periodic payments over the next 36 months or the remaining term of this Agreement whichever is less, as if Employee's employment had not been terminated, and such payments shall be in lieu of any other future payments which the Employee would be otherwise entitled to receive under Section 9 of this Agreement. Notwithstanding the forgoing, all sums payable hereunder shall be reduced in such manner and to such extent so that no such payments made hereunder when aggregated with all other payments to be made to the Employee by the Association or the Parent shall be deemed an "excess parachute payment" in accordance with Section 280G of the Code and be subject to the excise tax provided at Section 4999(a) of the Code. The term "control" shall refer to the ownership, holding or power to vote more than 25% of the Parent's or Association's voting stock, the control of the election of a majority of the Parent's or Association's directors, or the exercise of a controlling influence over the management or policies of the Parent or Association by any person or by persons acting as a group within the meaning of Section 13(d) of the Securities Exchange Act of 1934. The term "person" means an individual other than the Employee, or a corporation, partnership, trust, association, joint venture, pool, syndicate, sole proprietorship, unincorporated organization or any other form of entity not specifically listed herein.

         (b) Notwithstanding any other provision of this Agreement to the contrary, Employee may voluntary terminate his employment under this Agreement within twelve (12) months following a change in control of the Association or Parent, and Employee shall thereupon be entitled to receive the payment described in Section 12(a) of this Agreement, upon the occurrence, or within ninety (90) days thereafter, of any of the following events, which have not been consented to in advance by the Employee in writing: (i) if Employee would be required to move his personal residence or perform his principal executive functions more than thirty-five (35) miles from the Employee's primary office as of the signing of this Agreement; (ii) if in the organizational structure of the Association or Parent, Employee would be required to report to a person or persons other than the President or the Board of the Association or Parent; (iii) if the Association or Parent should fail to maintain Employee's base compensation in effect as of the date of the Change in Control and the existing employee benefits plans, including material fringe benefit, stock option and retirement plans; (iv) if Employee would be assigned duties and responsibilities other than those normally associated with his position as referenced at Section 1, herein; (v) if Employee would not be reelected to the Board of Directors of the Association; or (vi) if Employee's responsibilities or authority have in any way been materially diminished or reduced.

         (c) In the event any dispute shall arise between the Employee and the Association as to the terms or interpretation of this Agreement, including this
Section 12, whether instituted by formal legal proceedings or otherwise, including any action taken by Employee to enforce the terms of this Section 12 or in defending against any action taken by the Association or Parent, the Association or Parent shall reimburse Employee for all costs and expenses, including reasonable attorneys' fees, arising from such dispute, proceedings or actions following issuance of a legal judgement by a court of competent jurisdiction finding in favor of the Employee or the settlement of the dispute by the parties. Such settlement to be approved by the Board of the Association or the Parent may include a provision for the reimbursement by the Association or Parent to the Employee for all costs and expenses, including reasonable attorneys' fees, arising from such dispute, proceedings or actions, or the Board of the Association or the Parent shall authorize such reimbursement of such costs and expenses by separate action upon a written action and determination of the Board that payment of such costs and expenses is not detrimental to the Association or the Parent. Such reimbursement shall be paid within ten (10) days of Employee furnishing to the Association or Parent evidence, which may be in the form, among other things, of a canceled check or receipt, of any costs or expenses incurred by Employee.

         13.      Successors and Assigns.

         (a) This Agreement shall inure to the benefit of and be binding upon any corporate or other successor of the Association or Parent which shall acquire, directly or indirectly, by merger, consolidation, purchase or otherwise, all or substantially all of the assets or stock of the Association or Parent.

         (b) Since the Association is contracting for the unique and personal skills of the Employee, the Employee shall be precluded from assigning or delegating his rights or duties hereunder without first obtaining the written consent of the Association.

         14. Amendments. No amendments or additions to this Agreement shall be binding upon the parties hereto unless made in writing and signed by both parties, except as herein otherwise specifically provided.

         15. Applicable Law. This agreement shall be governed in all respects whether as to validity, construction, capacity, performance or otherwise, by the laws of the State of Georgia, the extent that Federal law shall be deemed to apply.

         16. Severability. The provisions of this Agreement shall be deemed severable and the invalidity or unenforceability of any provision shall not affect the validity or enforceability of the other provisions hereof.

         17. Entire Agreement. This Agreement together with any understanding or modifications thereof as agreed to in writing by the parties, shall constitute the entire agreement between the parties hereto.

                              EMPLOYMENT AGREEMENT


         THIS AGREEMENT entered into this 1st day of November 1996 ("Effective Date"), by and between Clayton County Federal Savings and Loan Association (the "Association") and Mr. Gary D. McGaha (the "Employee").

         WHEREAS, the Employee is experienced in all phases of the management and operations of a insured financial institution and is experienced in all phases of the business of the Association; and

         WHEREAS, the parties desire by this writing to set forth the employment relationship of the Association and the Employee.

         NOW, THEREFORE, it is AGREED as follows:

         1. Employment. Upon the Effective Date, the Employee shall be employed in the capacity as an Executive Vice President of the Association reporting directly to the Chief Administrative Officer of the Association. The Employee shall render such administrative and management services to the Association and CCF Holding Company ("Parent") as are customarily performed by persons situated in a similar executive capacity. The Employee shall promote to the extent permitted by law the business of the Association and Parent. The Employee's other duties shall be such as the President or the Board of Directors for the Association (the "Board of Directors" or "Board") may from time to time reasonably direct, including normal duties as an officer of the Association.

         2. Base Compensation. As of the Effective Date, the Association agrees to pay the Employee during the term of this Agreement a salary at the rate of $90,000.00 per annum, payable in cash not less frequently than semi-monthly; provided, that the rate of such base salary and total compensation shall be reviewed by the Board of Directors not less often than annually, and such salary shall be subject to revision from time to time within the sole discretion of the President and the Board upon a determination that the performance of the Employee has met the requirements and standards of the President and the Board, and that such base salary shall be adjusted.

         3. Discretionary Bonus. The Employee shall be entitled to participate in an equitable manner with all other senior management employees of the Association in discretionary bonuses that may be authorized and declared by the Board of Directors to its senior management employees from time to time. No other compensation provided for in this Agreement shall be deemed a substitute for the Employee's right to participate in such discretionary bonuses when and as declared by the Board of Directors.

         4. (a) Participation in Retirement and Medical Plans. The Employee shall be entitled to participate in any plan of the Association relating to pension, profit-sharing, or other retirement benefits and medical coverage or reimbursement plans that the Association may adopt for the benefit of its employees.

         (b) Employee Benefits; Expenses. The Employee shall be eligible to participate in any fringe benefits which may be or may become applicable to the Association's senior management employees. The Association shall reimburse Employee for all reasonable out-of-pocket expenses which Employee shall incur in connection with his service for the Association.

         5. Term. The term of employment of Employee under this Agreement shall be for the period commencing on the Effective Date and ending twenty-four months thereafter. Additionally, not later than on each annual anniversary date from the Effective Date, the term of employment under this Agreement shall be extended for up to an additional one year period beyond the then effective expiration date so that the remaining term of the Agreement shall be for twenty-four months thereafter upon a determination and resolution of the Board of Directors that the performance of the Employee has met the requirements and standards of the Board, and that the term of such Agreement shall be extended.

         6.       Loyalty; Noncompetition.

         (a) The Employee shall devote his full time and attention to the performance of his employment under this Agreement. During the term of Employee's employment under this Agreement, the Employee shall not engage in any business or activity contrary to the business affairs or interests of the Association or Parent.

         (b) Nothing contained in this Section 6 shall be deemed to prevent or limit the right of Employee to invest in the capital stock or other securities of any business dissimilar from that of the Association or Parent, or, solely as a passive or minority investor, in any business.

         (c) In consideration of entering into this Agreement and the sums payable by the Association under this Agreement, Employee agrees that for a period of not less than one year from the date of termination of employment with the Association in accordance with Section 9 hereinafter, whether such termination is initiated by the Employee or the Association, Employee shall not engage in providing professional service or employment as an employee, director, consultant, representative, or similar relationship to any financial services enterprise (including but not limited to a savings and loan association, bank, credit union, or insurance company) with offices or business activities located in Fayette County in the State of Georgia. Breach of this provision not to compete with the business of the Association shall result in the forfeiture of all compensation and benefits eligibility to be provided in accordance with Section 9(c) herein, as may be applicable, as well as the Association seeking such other legal remedies, including but not limited to seeking injunctive relief and monetary damages for such contract breach. This limitation on future activities shall not affect the payment of compensation payable in accordance with Section 12 of the Agreement.

         7. Standards. The Employee shall perform his duties under this Agreement in accordance with such reasonable standards expected of employees with comparable positions in comparable organizations and as may be established from time to time by the Board of Directors.

         8. Vacation and Sick Leave. At such reasonable times as the President or the Board of Directors shall in its discretion permit, the Employee shall be entitled to absent himself voluntarily from the performance of his employment under this Agreement as follows:

         (a) The Employee shall be entitled to annual vacation leave in accordance with the policies as are periodically established by the Board of Directors for senior management employees of the Association.

         (b) The Employee shall not be entitled to receive any additional compensation from the Association on account of his failure to take vacation leave and Employee shall not be entitled to accumulate unused vacation from one fiscal year to the next, except in either case to the extent authorized by the Board of Directors for senior management employees of the Association.

         (c) In addition, the Employee shall be entitled to an annual sick leave benefit as established by the Board of Directors for senior management employees of the Association.

         9.       Termination and Termination Pay.

         The Employee's employment under this Agreement shall be terminated upon any of the following occurrences:

         (a) The death of the Employee during the term of this Agreement, in which event the Employee's estate shall be entitled to receive the compensation due the Employee through the last day of the calendar month in which Employee's death shall have occurred.

         (b) The Board of Directors may terminate the Employee's employment at any time, but any termination by the Board of Directors other than termination for Just Cause, shall not prejudice the Employee's right to compensation or other benefits under the Agreement. The Employee shall have no right to receive compensation or other benefits for any period after termination for Just Cause. Termination for "Just Cause" shall include termination because of the Employee's personal dishonesty, incompetence, willful misconduct, breach of fiduciary duty involving personal profit, intentional failure to perform stated duties, willful violation of any law, rule or regulation (other than traffic violations or similar offenses) or final cease-and-desist order, or material breach of any provision of the Agreement.

         (c) Except as  provided  pursuant  to  Section 12 herein,  in the event
Employee's employment under this Agreement is terminated by the Board of Directors without Just Cause, the Association shall be obligated to continue to pay the Employee the salary provided pursuant to Section 2 herein in effect as of the date prior to such date of termination of employment for a period of twenty-four months thereafter and the cost of Employee obtaining all health, life, disability, and other benefits which the Employee would be eligible to participate in through such date based upon the benefit levels substantially equal to those being provided Employee at the date of termination of employment. Payments hereunder shall be subject to the limitations set forth at Section 6(c), herein.

         (d) If the Employee is removed and/or permanently prohibited from participating in the conduct of the Association's affairs by an order issued under Sections 8(e)(4) or 8(g)(1) of the Federal Deposit Insurance Act ("FDIA") (12 U.S.C. 1818(e)(4) and (g)(1)), all obligations of the Association under this Agreement shall terminate, as of the effective date of the order, but the vested rights of the parties shall not be affected.

         (e) If the Association is in default (as defined in Section 3(x)(1) of FDIA) all obligations under this Agreement shall terminate as of the date of default, but this paragraph shall not affect any vested rights of the contracting parties.

         (f) All obligations under this Agreement shall be terminated, except to the extent determined that continuation of this Agreement is necessary for the continued operation of the Association: (i) by the Director of the Office of Thrift Supervision ("Director of OTS"), or his or her designee, at the time that the Federal Deposit Insurance Corporation ("FDIC") or the Resolution Trust Corporation enters into an agreement to provide assistance to or on behalf of the Association under the authority contained in Section 13(c) of FDIA; or (ii) by the Director of the OTS, or his or her designee, at the time that the Director of the OTS, or his or her designee approves a supervisory merger to resolve problems related to operation of the Association or when the Association is determined by the Director of the OTS to be in an unsafe or unsound condition. Any rights of the parties that have already vested, however, shall not be affected by such action.

         (g) The voluntary termination by the Employee during the term of this Agreement with the delivery of no less than 60 days written notice to the Board of Directors, other than pursuant to Section 12(b), in which case the Employee shall be entitled to receive only the compensation, vested rights, and all employee benefits up to the date of such termination.

         (h) Notwithstanding anything herein to the contrary, any payments made to the Employee pursuant to the Agreement, or otherwise, shall be subject to and conditioned upon compliance with 12 USC ss.1828(k) and any regulations promulgated thereunder.

         10. Suspension of Employment . If the Employee is suspended and/or temporarily prohibited from participating in the conduct of the Association's affairs by a notice served under Section 8(e)(3) or (g)(1) of the FDIA (12 U.S.C. 1818(e)(3) and (g)(1)), the Association's obligations under the Agreement shall be suspended as of the date of service, unless stayed by appropriate proceedings. If the charges in the notice are dismissed, the Association may in its discretion (i) pay the Employee all or part of the compensation withheld while its contract obligations were suspended and (ii) reinstate any of its obligations which were suspended.

         11. Disability. If the Employee shall become disabled or incapacitated to the extent that he is unable to perform his duties hereunder, by reason of medically determinable physical or mental impairment, as determined by a doctor engaged by the Board of Directors, Employee shall receive the compensation and benefits provided under the provisions of disability insurance coverage in effect for Association employees. Upon returning to active full-time employment, the Employee's full compensation as set forth in this Agreement shall be reinstated as of the date of commencement of such activities. In the event that the Employee returns to active employment on other than a full-time basis, then his compensation (as set forth in Section 2 of this Agreement) shall be reduced in proportion to the time spent in said employment, or as shall otherwise be agreed to by the parties.

         12.      Change in Control.

         (a) Notwithstanding any provision herein to the contrary, in the event of the involuntary termination of Employee's employment under this Agreement, absent Just Cause, in connection with, or within twelve (12) months after, any change in control of the Association or Parent, Employee shall be paid an amount equal to the product of 2.99 times the Employee's "base amount" as defined in
Section 280G(b)(3) of the Internal Revenue Code of 1986, as amended (the "Code") and regulations promulgated thereunder. Said sum shall be paid, at the option of Employee, either in one (1) lump sum within thirty (30) days of such termination discounted to the present value of such payment using as the discount rate the "prime rate" as published in the Wall Street Journal Eastern Edition as of the date of such payment, or in periodic payments over the next 36 months or the remaining term of this Agreement whichever is less, as if Employee's employment had not been terminated, and such payments shall be in lieu of any other future payments which the Employee would be otherwise entitled to receive under Section 9 of this Agreement. Notwithstanding the forgoing, all sums payable hereunder shall be reduced in such manner and to such extent so that no such payments made hereunder when aggregated with all other payments to be made to the Employee by the Association or the Parent shall be deemed an "excess parachute payment" in accordance with
Section 280G of the Code and be subject to the excise tax provided at Section 4999(a) of the Code. The term "control" shall refer to the ownership, holding or power to vote more than 25% of the Parent's or Association's voting stock, the control of the election of a majority of the Parent's or Association's directors, or the exercise of a controlling influence over the management or policies of the Parent or Association by any person or by persons acting as a group within the meaning of Section 13(d) of the Securities Exchange Act of 1934. The term "person" means an individual other than the Employee, or a corporation, partnership, trust, association, joint venture, pool, syndicate, sole proprietorship, unincorporated organization or any other form of entity not specifically listed herein.

         (b) Notwithstanding any other provision of this Agreement to the contrary, Employee may voluntary terminate his employment under this Agreement within twelve (12) months following a change in control of the Association or Parent, and Employee shall thereupon be entitled to receive the payment described in Section 12(a) of this Agreement, upon the occurrence, or within ninety (90) days thereafter, of any of the following events, which have not been consented to in advance by the Employee in writing: (i) if Employee would be required to move his personal residence or perform his principal executive functions more than thirty-five (35) miles from the Employee's primary office as of the signing of this Agreement; (ii) if in the organizational structure of the Association or Parent, Employee would be required to report to a person or persons other than the Chief Administrative Officer, the President or the Board of the Association or Parent; (iii) if the Association or Parent should fail to maintain Employee's base compensation in effect as of the date of the Change in Control and the existing employee benefits plans, including material fringe benefit, stock option and retirement plans; (iv) if Employee would be assigned duties and responsibilities other than those normally associated with his position as referenced at Section 1, herein; or (v) if Employee's responsibilities or authority have in any way been materially diminished or reduced.

         (c) In the event any dispute shall arise between the Employee and the Association as to the terms or interpretation of this Agreement, including this
Section 12, whether instituted by formal legal proceedings or otherwise, including any action taken by Employee to enforce the terms of this Section 12 or in defending against any action taken by the Association or Parent, the Association or Parent shall reimburse Employee for all costs and expenses, including reasonable attorneys' fees, arising from such dispute, proceedings or actions following issuance of a legal judgement by a court of competent jurisdiction finding in favor of the Employee or the settlement of the dispute by the parties. Such settlement to be approved by the Board of the Association or the Parent may include a provision for the reimbursement by the Association or Parent to the Employee for all costs and expenses, including reasonable attorneys' fees, arising from such dispute, proceedings or actions, or the Board of the Association or the Parent shall authorize such reimbursement of such costs and expenses by separate action upon a written action and determination of the Board that payment of such costs and expenses is not detrimental to the Association or the Parent. Such reimbursement shall be paid within ten (10) days of Employee furnishing to the Association or Parent evidence, which may be in the form, among other things, of a canceled check or receipt, of any costs or expenses incurred by Employee.

         13.      Successors and Assigns.

         (a) This Agreement shall inure to the benefit of and be binding upon any corporate or other successor of the Association or Parent which shall acquire, directly or indirectly, by merger, consolidation, purchase or otherwise, all or substantially all of the assets or stock of the Association or Parent.

         (b) Since the Association is contracting for the unique and personal skills of the Employee, the Employee shall be precluded from assigning or delegating his rights or duties hereunder without first obtaining the written consent of the Association.

         14. Amendments. No amendments or additions to this Agreement shall be binding upon the parties hereto unless made in writing and signed by both parties, except as herein otherwise specifically provided.

         15. Applicable Law. This agreement shall be governed in all respects whether as to validity, construction, capacity, performance or otherwise, by the laws of the State of Georgia, the extent that Federal law shall be deemed to apply.

         16. Severability. The provisions of this Agreement shall be deemed severable and the invalidity or unenforceability of any provision shall not affect the validity or enforceability of the other provisions hereof.

         17. Entire Agreement. This Agreement together with any understanding or modifications thereof as agreed to in writing by the parties, shall constitute the entire agreement between the parties hereto.

                      CHANGE IN CONTROL SEVERANCE AGREEMENT


         THIS CHANGE IN CONTROL SEVERANCE AGREEMENT ("Agreement") entered into this 2nd day of December 1996 ("Effective Date"), by and between Clayton County Federal Savings and Loan Association (the "Savings Association") and Richard P. Florin (the "Employee").

         WHEREAS, the Employee is currently employed by the Savings Association as Senior Vice President and is experienced in all phases of the financial services industry and the business of the Savings Association; and

         WHEREAS, the parties desire by this writing to set forth the rights and responsibilities of the Savings Association and Employee if the Savings Association should undergo a change in control (as defined hereinafter in the Agreement) after the Effective Date.

         NOW, THEREFORE, it is AGREED as follows:

         1. Employment. The Employee is employed in the capacity as the Senior Vice President of the Savings Association. The Employee shall render such administrative and management services to the Savings Association and CCF Holding Company ("Parent") as are currently rendered and as are customarily performed by persons situated in a similar executive capacity. The Employee's other duties shall be such as the President or the Board of Directors for the Savings Association (the "Board of Directors" or "Board") may from time to time reasonably direct, including normal duties as an officer of the Savings Association and the Parent.

         2. Term of Agreement. The term of this Agreement shall be for the period commencing on the Effective Date and ending twenty-four (24) months thereafter ("Term"). Additionally, on, or before, each annual anniversary date from the Effective Date, the Term of this Agreement may be extended for up to an additional one year period beyond the then effective expiration date upon a determination and resolution of the Board of Directors that the performance of the Employee has met the requirements and standards of the Board, and that the Term of such Agreement shall be extended.

         3. Termination of Employment in Connection with or Subsequent to a Change in Control.

         (a) Notwithstanding any provision herein to the contrary, in the event of the involuntary termination of Employee's employment under this Agreement, absent Just Cause, in connection with, or within twenty-four (24) months after, any Change in Control of the Savings Association or Parent, Employee shall be paid an amount equal to 100% of the taxable compensation paid to Employee by the

Savings Association for the twelve month period prior to the date of termination of employment (whether said amounts were received or deferred by the Employee) and the costs associated with maintaining coverage under the Savings Association's medical and dental insurance reimbursement plans similar to that in effect on the date of termination of employment for a period of one year thereafter. Said sum shall be paid, at the option of Employee, either in one (1) lump sum within thirty (30) days of such termination discounted to the present value of such payment using as the discount rate the "prime rate" as published in the Wall Street Journal Eastern Edition as of the date of such payment minus 100 basis points, or in periodic payments over the next 12 months, and such payments shall be in lieu of any other future payments which the Employee would be otherwise entitled to receive. Notwithstanding the forgoing, all sums payable hereunder shall be reduced in such manner and to such extent so that no such payments made hereunder when aggregated with all other payments to be made to the Employee by the Savings Association or the Parent shall be deemed an "excess parachute payment" in accordance with Section 280G of the Internal Revenue Codes of 1986, as amended (the "Code") and be subject to the excise tax provided at
Section 4999(a) of the Code. The term "Change in Control" shall mean: (i) the execution of an agreement for the sale of all, or a material portion, of the assets of the Savings Association or the Parent; (ii) the execution of an agreement for a merger or recapitalization of the Savings Association or the Parent or any merger or recapitalization whereby the Savings Association or the Parent is not the surviving entity; (iii) a change in control of the Savings Association or the Parent, as otherwise defined or determined by the Office of Thrift Supervision or regulations promulgated by it; or (iv) the acquisition, directly or indirectly, of the beneficial ownership (within the meaning of that term as it is used in Section 13(d) of the Securities Exchange Act of 1934 and the rules and regulations promulgated thereunder) of twenty-five percent (25%) or more of the outstanding voting securities of the Savings Association or the Parent by any person, trust, entity or group. The term "person" means an individual other than the Employee, or a corporation, partnership, trust, association, joint venture, pool, syndicate, sole proprietorship, unincorporated organization or any other form of entity not specifically listed herein.

         (b) Notwithstanding any other provision of this Agreement to the contrary except as provided at Sections 4(b), 4(c), 4(d), 4(e) and 5, Employee may voluntarily terminate his employment under this Agreement within twenty-four months following a Change in Control of the Savings Association or Parent, and Employee shall thereupon be entitled to receive the payment and benefits described in Section 3(a) of this Agreement, upon the occurrence, or within ninety (90) days thereafter, of any of the following events, which have not been consented to in advance by the Employee in writing: (i) if Employee would be required to move his personal residence or perform his principal executive functions more than thirty-five

(35) miles from the Employee's primary office as of the signing of this Agreement; (ii) if in the organizational structure of the Savings Association or Parent, Employee would be required to report to a person or persons other than the EVP and chief admin. officer; (iii) if the Savings Association or Parent should fail to maintain the Employee's base compensation in effect as of the date of the Change in Control and existing employee benefits plans, including material fringe benefit, stock option and retirement plans, except to the extent that such reduction in benefit programs is part of an overall adjustment in benefits for all employees of the Savings Association or Parent and does not disproportionately adversely impact the Employee; (iv) if Employee would be assigned duties and responsibilities other than those normally associated with his position as referenced at Section 1, herein; or (v) if Employee's responsibilities or authority have in any way been materially diminished or reduced.

         4.       Other Changes in Employment Status.

         (a) Except as provided for at Section 3, herein, the Board of Directors may terminate the Employee's employment at any time with or without Just Cause within its sole discretion. This Agreement shall not be deemed to give Employee any right to be retained in the employment or service of the Bank, or to interfere with the right of the Bank to terminate the employment of the Employee at any time. The Employee shall have no right to receive compensation or other benefits for any period after termination for Just Cause. Termination for "Just Cause" shall include termination because of the Employee's personal dishonesty, incompetence, willful misconduct, breach of fiduciary duty involving personal profit, intentional failure to perform stated duties, willful violation of any law, rule or regulation (other than traffic violations or similar offenses) or final cease-and-desist order, or material breach of any provision of the Agreement.

         (b) If the Employee is removed and/or permanently prohibited from participating in the conduct of the Savings Association's affairs by an order issued under Sections 8(e)(4) or 8(g)(1) of the Federal Deposit Insurance Act ("FDIA") (12 U.S.C. 1818(e)(4) and (g)(1)), all obligations of the Savings Association under this Agreement shall terminate, as of the effective date of the order, but the vested rights of the parties shall not be affected.

         (c) If the Savings Association is in default (as defined in Section 3(x)(1) of FDIA) all obligations under this Agreement shall terminate as of the date of default, but this paragraph shall not affect any vested rights of the contracting parties.

         (d) All obligations under this Agreement shall be terminated, except to the extent determined that continuation of this Agreement is necessary for the continued operation of the Savings Association: (i) by the Director of the Office of Thrift

Supervision ("Director of OTS"), or his or her designee, at the time that the Federal Deposit Insurance Corporation ("FDIC") or the Resolution Trust Corporation enters into an agreement to provide assistance to or on behalf of the Savings Association under the authority contained in Section 13(c) of FDIA; or (ii) by the Director of the OTS, or his or her designee, at the time that the Director of the OTS, or his or her designee approves a supervisory merger to resolve problems related to operation of the Savings Association or when the Savings Association is determined by the Director of the OTS to be in an unsafe or unsound condition. Any rights of the parties that have already vested, however, shall not be affected by such action.

         (e) Notwithstanding anything herein to the contrary, any payments made to the Employee pursuant to the Agreement, or otherwise, shall be subject to and conditioned upon compliance with 12 USC ss.1828(k) and any regulations promulgated thereunder.

         5. Suspension of Employment . If the Employee is suspended and/or temporarily prohibited from participating in the conduct of the Savings Association's affairs by a notice served under Section 8(e)(3) or (g)(1) of the FDIA (12 U.S.C. 1818(e)(3) and (g)(1)), the Savings Association's obligations under the Agreement shall be suspended as of the date of service, unless stayed by appropriate proceedings. If the charges in the notice are dismissed, the Savings Association may within its discretion (i) pay the Employee all or part of the compensation withheld while its contract obligations were suspended and
(ii) reinstate any of its obligations which were suspended.

         6.       Successors and Assigns.

         (a) This Agreement shall inure to the benefit of and be binding upon any corporate or other successor of the Savings Association which shall acquire, directly or indirectly, by merger, consolidation, purchase or otherwise, all or substantially all of the assets or stock of the Savings Association.

         (b) The Employee shall be precluded from assigning or delegating his rights or duties hereunder without first obtaining the written consent of the Savings Association.

         7. Amendments. No amendments or additions to this Agreement shall be binding upon the parties hereto unless made in writing and signed by both parties, except as herein otherwise specifically provided.

         8. Applicable Law. This agreement shall be governed by all respects whether as to validity, construction, capacity, performance or otherwise, by the laws of the State of Georgia, except to the extent that Federal law shall be deemed to apply.

         9. Severability. The provisions of this Agreement shall be deemed severable and the invalidity or unenforceability of any provision shall not affect the validity or enforceability of the other provisions hereof.

         10. Arbitration. Any controversy or claim arising out of or relating to this Agreement, or the breach thereof, shall be settled by arbitration in accordance with the rules then in effect of the district office of the American Arbitration Association ("AAA") nearest to the home office of the Savings Association, and judgment upon the award rendered may be entered in any court having jurisdiction thereof, except to the extend that the parties may otherwise reach a mutual settlement of such issue. The Savings Association shall reimburse Employee for all reasonable costs and expenses, including reasonable attorneys' fees, arising from such dispute, proceedings or actions, following the delivery of the decision of the arbitrator finding in favor of the Employee. Further, the settlement of the dispute to be approved by the Board of the Savings Association or the Parent may include a provision for the reimbursement by the Savings Association or Parent to the Employee for all reasonable costs and expenses, including reasonable attorneys' fees, arising from such dispute, proceedings or actions, or the Board of the Savings Association or the Parent may authorize such reimbursement of such reasonable costs and expenses by separate action upon a written action and determination of the Board following settlement of the dispute.

         11. Entire Agreement. This Agreement together with any understanding or modifications thereof as agreed to in writing by the parties, shall constitute the entire agreement between the parties hereto.